UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2014

Date of Report (Date of Earliest Event Reported)

KMP Futures Fund I LLC

(Exact name of Registrant as Specified in its Charter)

Delaware	000-53816	13-7075398
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization )

1121 Avenue of the Americas, Suite 2710 – New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

900 King Street, Rye Brook, NY 10573

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 28, 2014, KMP Futures Fund I LCC (the “Registrant”) distributed a notice to its Members in order to explain certain changes to the ownership and structure of the managing member of the Registrant. A copy of the notice is attached as Exhibit 99.1 to this report and is incorporate herein by reference.

In addition, effective April 1, 2014, the principal place of business of Registrant changed to 1121 Avenue of the Americas, Suite 2701 – New York, NY 10036. Telephone Number 914-307-7000, Facsimile Number 914-307-4050.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice to Members dated April 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on April 28, 2014.

KMP FUTURES FUND I LLC

	By:	Kenmar Preferred Investments, LLC
its Managing Member

Date: April 28, 2014		By:	/s/ David Spohr
Name: David Spohr
Title: Chief Operating Officer